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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         WHEREAS, Zapata Corporation, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), a registration statement on Form S-8 relating to the shares of Company common stock underlying the stock options granted to the non-employee directors as of March 1, 2002 (the "Form S-8") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

         NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Avram A. Glazer and Leonard DiSalvo, and each of them, as his true and lawful attorney or attorney-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-8 and any and all exhibits and documents necessary or incidental in connection therewith, including, without limitation, any amendments (including post-effective amendments) to the Form S-8, and to file the same with all the exhibits thereto and other documents in connection therewith with the Commission. Said attorney-in fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of May, 2005.

                                        /s/ Avram A. Glazer
                                        -------------------------------------
                                        Avram A. Glazer

                                        /s/ Bryan G. Glazer
                                        -------------------------------------
                                        Byran G. Glazer

                                        /s/ Edward S. Glazer
                                        -------------------------------------
                                        Edward S. Glazer

                                        /s/ Darcie S. Glazer
                                        -------------------------------------
                                        Darcie S. Glazer

                                        /s/ Warren H. Gfeller
                                        -------------------------------------
                                        Warren H. Gfeller

                                        /s/ Robert V. Leffler, Jr.
                                        -------------------------------------
                                        Robert V. Leffler, Jr.

                                        /s/ John R. Halldow
                                        -------------------------------------
                                        John R. Halldow